SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2003

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23125	95-4783236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2425 Olympic Boulevard, Suite 6000 West, Santa Monica, CA 90404

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 447-3870

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Document

99	Press release issued by Entravision Communications Corporation on April 8, 2003.

Item 9. Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

Attached hereto as Exhibit 99 is a copy of the press release issued by Entravision Communications Corporation on April 8, 2003, announcing its preliminary financial results for the quarter ending March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: April 11, 2003	By:	/s/ WALTER F. ULLOA
Walter F. Ulloa Chairman and Chief Executive Officer